UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 30, 2010

Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants’ telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IDACORP, Inc.
IDAHO POWER COMPANY
Form 8-K

ITEM 8.01     OTHER EVENTS

On March 30, 2010, Moody’s Investors Services (“Moody’s”) announced that it has revised its rating outlook to stable from negative for IDACORP, Inc. (“IDACORP”) and Idaho Power Company (“IPC”).  Additionally, Moody’s upgraded the senior secured debt rating of IPC to A2 from A3 and the rating of IPC’s shelf registration for senior secured debt to (P)A2 from (P)A3. All other ratings of IDA and IPC were affirmed by Moody’s.

The upgrade of senior secured debt at IPC follows Moody’s August 2009 upgrade of the senior secured debt ratings of the majority of its investment grade regulated utilities by one notch.  Issuers with negative outlooks were excluded from the August 2009 upgrade.

Moody’s stated that the change to a stable rating outlook for IPC reflects the company’s strengthened financial and operating profile resulting from a series of regulatory decisions during 2009 and 2010, which it said evidence strong support for credit quality.  Moody’s stated that improved cost recovery for IPC through general rate relief and various cost tracking mechanisms provided in regulatory orders bolstered utility cash flow and are expected to reduce past volatility and sustain IPC’s key financial metrics more in line with its rating level.  Moody’s added that the execution risks associated with IPC’s capital spending projects and related external financing needs are tempered by assurances of future rate treatment for the ongoing construction of the Langley Gulch combined cycle natural gas plant and anticipated conservative IPC funding strategies.

The following outlines the former and current Moody’s ratings of IPC’s and IDACORP’s securities:

	IPC		IDACORP
	Former	Current	Former	Current
Corporate Credit Rating	Baa1	Baa1	Baa2	Baa2
Senior Secured Debt	A3	A2	None	None
Senior Unsecured Debt	Baa1	Baa1	Baa2	Baa2
Short-Term Tax-Exempt Debt	Baa1/ VMIG-2	Baa1/ VMIG-2	None	None
Commercial Paper	P-2	P-2	P-2	P-2
Rating Outlook	Negative	Stable	Negative	Stable

The following outlines the current Standard & Poor’s, Moody’s and Fitch Inc. ratings of IPC’s and IDACORP’s securities:

	Standard & Poor’s		Moody’s		Fitch
	IPC	IDACORP	IPC	IDACORP	IPC	IDACORP
Corporate Credit Rating	BBB	BBB	Baa1	Baa2	None	None
Senior Secured Debt	A-	None	A2	None	A-	None
Senior Unsecured Debt	BBB	BBB-	Baa1	Baa2	BBB+	BBB
Short-Term Tax-Exempt Debt	BBB/A-2	None	Baa1/ VMIG-2	None	None	None
Commercial Paper	A-2	A-2	P-2	P-2	F-2	F-2
Credit Facility	None	None	Baa1	Baa2	None	None
Rating Outlook	Stable	Stable	Stable	Stable	Negative	Negative

These security ratings reflect the views of the rating agencies.  An explanation of the significance of these ratings may be obtained from each rating agency.  Such ratings are not a recommendation to buy, sell or hold securities.  Any rating can be revised upward or downward or withdrawn at any time by a rating agency if it decides that the circumstances warrant the change.  Each rating should be evaluated independently of any other rating.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  April 2, 2010

IDACORP, Inc.

By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Executive Vice President -
Administrative Services
and Chief Financial Officer

IDAHO POWER COMPANY

By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Executive Vice President -
Administrative Services
and Chief Financial Officer